FBR Fall Investor Conference New York City November 29, 2011 Ticker: STSA Spokane, Washington www.sterlingfinancialcorporation-spokane.com Exhibit 99.1 * * * * * * *

(1) The Reform Act defines the term "forward-looking statements" to include: statements of management plans and objectives, statements regarding the future economic performance, and projections of revenues and other financial data, among others. The Reform Act precludes liability for oral or written forward-looking statements if the statement is identified as such and accompanied by "meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those made in the forward-looking statements."
In the course of our presentation, we may discuss matters that are deemed to be forward-looking statements, which are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”)
(1)
. Forward-looking statements involve
substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Actual results may differ materially and adversely from projected results. We assume no obligation to update any forward-looking statements (including any projections) to reflect any changes or events occurring after the date hereof. Additional information about risks of achieving results suggested by any forward-looking statements may be found in Sterling’s 10-K,
10-Q and other SEC filings, including under the headings “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of
Operations.”
This presentation contains certain non-GAAP financial measures on page 22.

Based in Spokane, Wash.,
Sterling is one of the largest
commercial banks
headquartered in the Pacific
Northwest
(1)
More than 45,000
commercial accounts and
255,000 retail deposit
accounts
$6.5 billion of deposits with
an average cost of 0.86%
(3)
$730 million recapitalization
completed in August 2010
176 branches in 5 states
Source: SNL Financial, Company filings
Note: Financial data as of September 30, 2011.
(1) Pacific Northwest defined as Idaho, Oregon and Washington.
(2) Deposit market share data as of 6/30/2011.
(3) For the quarter ended September 30, 2011
MONTANA
IDAHO
OREGON
WASHINGTON
San Jose
San
Francisco
Sacramento
Santa
Rosa
Eugene
Salem
Portland
Seattle
Spokane
Great Falls
Helena
Billings
Boise
Major cities
Sterling branches
Key Statistics as of 9/30/2011
(billions)
Total assets: $9.2
Total deposits $6.5
Net Loans $5.4
Deposit Market Share
(2)
State Branches Rank Market Share
Washington 71 8 2.93%
Oregon 67 7 3.16%
California 13 54 0.11%
Idaho 18 11 2.55%
Montana 7 16 1.09%

Improving quarterly results
Reported Q3 net income of $11.3 million
Compares to loss of $48.0 million for Q3 2010
Net interest margin (FTE) of 3.34%, up 57 bps from
Q3 2010
Average cost of deposits declined by 41 bps from Q3 2010
Reduced credit provisioning
Provision for Q3 credit losses totaled $6.0 million
Compares to $60.9 million provision for Q3 2010
Declining levels of non-performing assets (NPAs)
NPAs of $434.7 million, reflecting a 55% decline compared to
$965.8 million of NPAs at September 30, 2010
Focus on liquidating OREO, note sales, short sales and other workouts

Cost-
effective
Funding
Improved
Asset
Quality
High Quality,
Relationship
Based Asset
Generation
Expense
Control
Profitable
Growth
Focus on customers
Delivering value proposition to customers
• Fair pricing
• Competitive products and services
Resolving credit challenges
Improving credit metrics throughout the loan portfolio
Reducing non-performing loans and OREO
Strategic expansion in key markets and lines of business
Increased emphasis on sales and business development
Intelligent market segmentation
Expense control and emphasis on organizational efficiency
Managing through emerging regulatory changes

Improves Sterling’s deposit market share in the Portland-Vancouver MSA to #7 from #12 (largest market in Oregon)
Relatively low risk transaction – unique structure and in-market expansion with achievable synergies and attractive pricing
Enhances Sterling’s business mix – addition of low cost core deposit base
Expands Wealth Management platform and adds Trust Services to product offering ($455 million AUM at 10/31/11)
6
Recently Announced Acquisition of
First Independent Bank
Source: SNL Financial. Deposit market share data as of June 30, 2011.
Deposit Market Share: Portland-Vancouver MSA Pro Forma Branch Map
Portland
Eugene
Spokane
Seattle
WA
84
90
5
OR
Washington
Columbia
Multnomah
Clackamas
Hood River
Clark
Skamania
Sterling
First Independent
Bank
Major Cities
Portland
($ in millions)
Rank Institution Deposits
Deposit
Market
Share
1 Bank of America $8,552 23.2%
2 U.S. Bancorp 7,589 20.6
3 Wells Fargo 6,241 16.9
4 JPMorgan Chase 3,105 8.4
5 KeyCorp 2,488 6.7
6 Umpqua 1,617 4.4
PF 7 Sterling Pro Forma 1,102 3.0
7 BNP Paribas / BancWest 912 2.5
8 West Coast Bancorp 842 2.3
9 First Independent Bank 695 1.9
10 Riverview Bancorp 619 1.7
11 Washington Federal 441 1.2
12 Sterling 407 1.1
13 HomeStreet 300 0.8
14 First Federal S&LA of McMinnville 285 0.8
15 Banner 266 0.7
($ in millions)
Sterling
First
Independent
Sterling
Pro Forma
Branches 176 14 190
Total Deposits per Branch $37.1 $49.6 $38.0

0.41%
0.95%
0.50%
0.54%
0.64%
0.79%
0.91%
0.75%
1.13%
1.11%
1.03%
0.91%
0.81%
1.24%
0.00%
0.40%
0.80%
1.20%
1.60%
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11 Q3'11
First Independent Peers
7
Loan Portfolio  Composition
Cost of Interest-Bearing Deposits
Source: SNL Financial.
(1) Peers defined as banks in Washington and Oregon with asset size greater than $500 million and less than $5 billion.
(1)
IRA
Accounts
3%
CD
Accounts
13%
Non-
Interest
Bearing DDA
26%
Savings
Accounts
7%
Money
Market
Demand
Accounts
35%
Interest
Bearing DDA
16%
Deposit  Composition
Balance of $691mm as of September 30, 2011
C&I
16%
1-4 Family
6%
Multifamily
6%
CRE
47%
C&D
13%
Consumer &
Other
12%
Gross Balance of $474mm as of September 30, 2011
Seller retaining $49mm of loans
Impaired and other loans
Overlapping and related credit exposure
Estimated gross credit mark of 9.5% or
$40mm on remaining $425mm of gross loans
Net credit mark of 6.1%, or $26mm

8

(in millions)
9/30/2010 9/30/2011
Annual
% change
Retail deposits:
Transaction $1,495 $1,676 12%
Savings and MMDA 1,534             1,815             18%
Time deposits 3,003             2,151             -28%
Total retail 6,032             5,642             -6%
Public: 560                466                -17%
Brokered: 317 371                17%
Total deposits $6,909 $6,479 -6%
Change
Depost funding costs 1.27% 0.86% -41
Net loans to deposits 87% 86%
Source: SNL Financial and company filings.
(1) Peers include: BANR, CATY, CYN, CVBF, GBCI, PACW, SIVB, UMPQ, and WABC. Figures based on median of peers.
Overall improvement in deposit
mix leading to lower cost of
deposits
Decreased brokered deposits by
$700 million since year end 2009,
to $371 million
Deposit  composition
Deposit balances
Reducing avg. cost of deposits (%)
(1)
9
3.75%
3.75%
3.68%
3.26%
2.88%
2.82%
2.72%
2.31%
2.08%
1.98%
1.77%
1.45%
1.36%
1.27%
1.13%
1.01%
0.91%
0.86%
2.12%
2.10%
2.18%
1.50%
1.10%
1.13%
1.33%
1.10%
0.90%
0.85%
0.73%
0.67%
0.66%
0.56%
0.50%
0.51%
0.48%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
Q2
07
Q3
07
Q4
07
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2
11
Q3
11
3Q 2011 Y-o-Y Improvement (41 bps)
STSA Peer
Non-interest
bearing transaction:
$1,167 / 18%
Time deposits-retail
& public:
$2,416 / 37%
Time deposits-
brokered:
$371 / 6%
Savings and money
market demand:
$2,017 / 31%
Interest-bearing
transaction:
$508 / 8%
Balance of $6,479 million as of September 30, 2011
(in millions)

70% decrease from peak
Millions
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Classified Assets
Non-perfoming Assets
Non-performing Loans

Improving Trend in Classified and Non-Performing Assets 12/31/09: $1,648 $500 10

Construction Loan Reductions

Outstanding balance of $222 million as of September 30, 2011

(in millions)
A&D: $2 / 1%
Raw land: $6 / 3%
Lots: $13 / 6%
Residential - vertical: $24 / 11%
Multi-family: $29 / 13%
Commercial: $148 / 66%

$534
$552
$640
$619
$540
$459
$336
$238
$176
$109
$-
$100
$200
$300
$400
$500
$600
$700
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
Non-performing construction loans
(in millions)
$-
$500
$1,000
$1,500
$2,000
$2,500
2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11
(in millions)
Res Multifam Comm'l
Aggressively shrinking construction portfolio
Construction balances have decreased $2.7 billion,
or 92% since 2007
At 9/30/2011, construction loans had declined
to 4% of total loans vs. 32% at 12/31/2007
(peak)
Construction non-performing loans totaled  $109
million (34% of total NPLs) as of 9/30/2011
Total construction loans
Construction loan balances

Non-performing Loan (NPL) Flow Analysis

	For the quarter ended				
(in millions)	9/30/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011
NPLs beginning-of-period	**$884.1**	**$809.0**	**$654.6**	**$477.1**	**$396.1**
Additions/increases	171.7	62.5	47.0	65.1	66.6
Return to accruing status	(16.6)	(11.1)	(77.3)	(13.7)	(6.8)
Charge-offs	(77.1)	(31.4)	(24.1)	(33.4)	(29.9)
Transfer to OREO	(74.3)	(58.6)	(68.2)	(32.9)	(60.5)
Payments/sales	(78.8)	(115.8)	(54.9)	(66.1)	(42.4)
NPLs end of period	**$809.0**	**$654.6**	**$477.1**	**$396.1**	**$323.1**
NPLs/Loans	13.7%	11.6%	8.6%	7.1%	5.6%
	% decline ($) since Q3 2010:				60%

12

(dollars in millions)
Amount Properties Amount Properties
OREO:
Beginning balance $135 337               $101 250
Additions 74                 218               60                 91
Valuation adjustments (5)                  (8)
Sales (49)                (162)              (41)                (163)
Other changes 1                     (1)
Ending balance $157 393               $112 178
2010 2011
For the three months ended September 30,

Loan Portfolio Summary

Reducing Construction Loan Exposure and Focusing on Relationship-Based Lending

(in millions)

Montana: $99 / 2%
Other: $91 / 1%
Arizona: $198 / 3%
S. California: $334 / 6%
Washington: $2,116 / 38%
Idaho: $330 / 6%
N. California: $1,165 / 21%
Oregon: $1,282 / 23%

Residential RE:
$702 / 12%
Multi-family RE:
$991 / 18%
CRE, NOO:
$1,287 / 23%
CRE, OO:
$1,285 / 23%
C&I :
$444 / 8%
Construction:
$222 / 4%
Consumer:
$684 / 12%
Outstanding balance of $5.6 billion as of Sept. 30, 2011
(2)
(in millions)
Gross loans increased by $13 million during Q3 2011
Q3 2011 portfolio loan originations increased by $241 million, or 225%
over the same period a year ago
(1)
Source: Company filings.
(1) Excluding loans held for sale.
(2) Net of $124.1 million in FAS 114 writedowns.
Loan mix by geography
Loan mix by category

0
50
100
150
200
250
300
350
400
450
Q3 10 Q4 10 Q1 11 Q2 11 Q3 11
Residential RE Multifamily CRE Construction Consumer Commercial Banking
Loan Portfolio New Originations by Quarter
(1)
($ in millions)
15
$265
$180
$107
$348
$426
Source: Company filings.
(1) Excluding loans held for sale.

Millions
$600
$500
$400
$300
$200
$100
$-
$4
$28
$64
$81
$148
$184
$261
$365
$403
$509
$568
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Monthly Originations
Cumulative

WA
33%
OR
12% N Cal
28%
S Cal
27%
5 Yr Fixed
Hybrid
ARM
64%
3 Yr Fxd
H-ARM
19%
7 Yr Fxd
H-ARM
6%
Other
5%
Refi
78%
Purchase
22%
Multifamily – Program to Date as of September 30, 2011
16
MF loan programs MF geography
MF loan purpose MF originations since program inception
Wtd Avg LTV: 66.0%; Wtd Avg DSC: 1.34:1; Wtd Avg Yield: 4.8%

Expense Control and Operating Efficiency Drivers

OREO Expense – Expected decline with lower levels of OREO
SAD Expense – Reductions of SAD team with lower levels of
challenged loans
Working to improve efficiency and effectiveness of
operations
Conversion of core operating system during 2Q 2011; expect to be fully phased in by YE 2011 with benefits to be realized in 2012
Ongoing vendor assessment
Review of branches and facilities
Line of Business staffing/profitability under review
Aspirational goal: Efficiency ratio less than 60%

Summary
Executing on our strategic plan
Valuable, core-deposit franchise drives earnings power
Continued improvement in asset quality metrics
High-quality, relationship-driven asset generation
Ongoing expense management
Expansion in key markets – recently announced acquisition of First Independent
Bank in Portland
Emphasizing increased earnings power
Focused on increasing pre-tax, pre-provision earnings
Benefit of Fully Reserved Net Deferred Tax Asset of $335 million ($5.40 per share)
Capitalization
Significantly exceeds regulatory levels required for “well-capitalized” status
Additional capital in place to support opportunistic growth
Capital ratios have improved since recapitalization in August 2010:
• Tier 1 leverage ratio: 11.1%
• Tier 1 risk-based capital ratio:  17.1%
• Total risk-based capital ratio:   18.4%

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*
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Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts Media Contact
Patrick Rusnak Cara Coon
Chief Financial Officer VP/Communications and Public Affairs Director
(509) 227-0961 (509) 626-5348
patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com
Daniel Byrne
EVP/Corporate Development Director
(509) 458-3711
dan.byrne@sterlingsavings.com

* * * * * * * * * * Appendix 20

9/30/2011 Peer median
(1)
TCE/TA 9.2% 7.9%
Tier 1 leverage 11.1% 9.4%
Tier 1 risk-based capital 17.1% 13.8%
Total risk-based capital 18.4% 16.0%
NPA/Tier 1 Capital + ALLL 35.5% 18.1%
Capital Compared to Peers
Source: SNL Financial and company filings. Sterling Financial data as of September 30, 2011. Peer group data as of most recent quarter available.
(1) Peers include all U.S. bank holding companies with between $7 billion and $25 billion in assets.

(in millions)	For the quarters ended				
	9/30/2010	12/31/2010	3/31/2011	6/30/2011	9/30/2011
Asset Quality					
NPAs[1]	$965	$816	$629	$498	$435
Classified assets	$1,136	$1,100	$812	$604	$500
NPAs / assets	9.6%	8.6%	6.7%	5.4%	4.7%
ALLLs / NPLs	30.7	37.7	48.8	53.5	57.6
ALLL / loans	4.2	4.4	4.2	3.8	3.3
Net charge-offs (NCOs)	$77	$31	$24	$33	$30
NCOs / avg. loans	4.5%	2.0%	1.6%	2.2%	2.0%
Balance Sheet					
Total assets	$10,030	$9,493	$9,352	$9,242	$9,176
Net loans	$5,666	$5,379	$5,321	$5,388	$5,428
Total construction loans	$720	$526	$396	$308	$222
Securities	$2,723	$2,838	$2,821	$2,496	$2,448
Core deposits[2]	$6,592	$6,662	$6,393	$6,124	$6,108
Net loans/total deposits	86%	81%	83%	85%	87%
Capital	$845	$771	$774	$808	$859
TCE/TA	8.3%	8.0%	8.1%	8.6%	9.2%
Tier 1 leverage	10.5%	10.1%	10.6%	10.9%	11.1%
Operating Highlights					
Operating income (loss) before taxes	($48.0)	($38.1)	$5.4	$7.6	$11.3
Provision for credit losses	$60.9	$30.0	$10.0	$10.0	$6.0
Adj. pre-tax, pre-provision income[3]	$40.6	$42.7	$39.1	$41.6	$34.1
FTE net interest margin	2.77%	2.80%	3.22%	3.31%	3.34%
Adj. FTE net interest margin[4]	3.47%	3.43%	3.75%	3.73%	3.60%

Last Five Quarters Financial / Operating Highlights

(1) Net of cumulative confirmed losses on loans and OREO of $299.7 million for Sept. 30, 2011, $375.7 million for June 30, 2011, $423.8 million for March 31, 2011, $516.3 million for Dec. 31, 2010, and
$588.4 million for Sept. 30, 2010.
(2) Core deposits defined as total deposits less brokered CDs.
(3) Adjusted for provision for credit losses, interest reversal on non-performing loans, OREO-related expenses and charges on prepayment of debt.
(4) Adjusted FTE NIM includes interest reversal on non-performing loans.

$2.4 billion total portfolio
(in millions)
Tax credit: $2 / 0%
Fannie Mae: $74 / 3%
Other: $1 / 0%
Freddie Mac: $43 / 2%
Ginnie Mae: $86 / 3%
Non-agency: $21 / 1%
Corp: $20 / 1%
Muni bonds: $205 / 8%
MBS: $1,999 / 82%

Years
6
5
4
3
2
1
0
5.0
5.1
4.5
3.3
3.6
4.0
3.4
2.9
12/31/10
03/31/11
06/30/11
09/30/11
WA Life-Base case
Eff Dur- Base case

30-yr MBS
20-yr MBS
10- & 15-yr MBS
CMO
Billions
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
12/31/2010
3/31/2011
6/30/2011
9/30/2011

High Quality, Low Risk Investment Portfolio
Three considerations in shaping investment
portfolio composition are safety, liquidity and
yield
Strategy remains to reduce exposure to 30-yr
MBS and replace with 10- and 15-year MBS
with good cash flows to fund loan growth
82% FNMA, FHLMC and GNMA pass-throughs
Source: Company filings.
(1) Durations and average life measures are base case, under current market rates.
(2) Yield at quarter end.
Investment portfolio Weighted avg life and effective duration
3.19%
overall
portfolio
yield
(2)
MBS composition
Yield
(2)
3.12%               3.21%                3.23%     3.08%
$2.60B
$2.22B
$2.59B

$2.26B

Loan Portfolio – CRE Non-Owner-Occupied

Includes Multifamily

Outstanding balance of $2,278 million at Sept. 30, 2011
(in millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$991
$394
$216
$210
$193
$164
$110
Multi-Family
Office & Commercial
Industrial Warehouse
Retail, Stand-Alone
Other
Hotels & Motels
Retail, Strip Centers

Outstanding balance of $2,278 million at Sept. 30, 2011
(in millions)
Montana: $26 / 1%
Other: $55 / 2%
Idaho: $83 / 4%
Arizona: $114 / 5%
Washington: $725 / 32%
S. California: $245 / 11%
Oregon: $388 / 17%
N.California: $642 / 28%

Non-owner-occupied commercial real estate, including multifamily portfolio totals
$2.3 billion as of 9/30/2011
Increased by $506 million, or 29% since Q3 2010
Represented 41% of gross loans as of 9/30/2011, up from 30% at 9/30/2010
3% of non-owner occupied CRE loans were non-performing as of 9/30/2011
Source: Company filings.
CRE NOO loan mix by geography CRE NOO loan mix by property type

Loan Portfolio – CRE Owner-Occupied

Includes SBA

Outstanding balance of $1,285 million at Sept. 30, 2011

(in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
$339
$239
$232
$127
$126
$78
$53
$48
$43
Office
Retail
Industrial
Other
Warehouse
Hotel/Motel
Land
Agriculture
Recreational Use

Outstanding balance of $1,285 million at Sept. 30, 2011

(in millions)
S. California: $37 / 3%
Montana: $13 / 1%
Other: $5 / 0%
Arizona: $69 / 5%
Idaho: $76 / 6%
Washington: $429 / 34%
Oregon: $305 / 24%
N. California: $350 / 27%

Owner-occupied commercial real estate totaled $1.29 billion as of 9/30/2011
Represented 23% of gross loans at 9/30/2011
6% of owner-occupied CRE loans were non-performing at 9/30/2011
SBA loans are $96 million, or 7% of total owner-occupied CRE loans at 9/30/2011
Source: Company filings.
CRE OO loan mix by geography CRE OO loan mix by property type

Ticker: STSA
Spokane, Washington
www.sterlingfinancialcorporation-spokane.com
Investor Contacts Media Contact
Patrick Rusnak Cara Coon
Chief Financial Officer VP/Communications and Public Affairs Director
(509) 227-0961 (509) 626-5348
patrick.rusnak@sterlingsavings.com cara.coon@sterlingsavings.com
Daniel Byrne
EVP/Corporate Development Director
(509) 458-3711
dan.byrne@sterlingsavings.com
26
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